Share Capital, Reserves and Retained Earnings	12 Months Ended
Dec. 31, 2017
Disclosure Of Share Capital Reserves And Retained Earnings [Abstract]
SHARE CAPITAL, RESERVES AND RETAINED EARNINGS
NOTE 15:	SHARE CAPITAL, RESERVES AND RETAINED EARNINGS

a.	The Company’s Ordinary shares of NIS 0.1 are traded on the TASE. The Company’s ADSs are listed for trading on the Nasdaq Capital Market in the U.S. The share price was NIS 0.083 as of December 31, 2017.

Ordinary shares confer upon their holders voting rights and right to participate in the shareholders’ meeting, right to receive dividends and the right to participate in the excess of assets upon liquidation of the Company.

b.	On June 1, 2012, the Company applied for the relisting of its ADSs on the Nasdaq (after the ADSs had been delisted from trade on the Nasdaq in July 2009), subject to compliance with all the criteria reviewed by the Nasdaq admissions committee, including minimum ADS price (according to the various listing criteria). On September 24, 2012, the Company’s Board of Directors approved a change in the number of shares underlying the ADSs such that 20 ordinary shares of the Company will constitute a single ADS, this in order to support the Company’s compliance with the Nasdaq’s ADS listing conditions. The record date of change in the ADS ratio is October 4, 2012. On July 10, 2013, the Company’s management received a notice from Nasdaq representatives stating that the admission committee had approved the Company’s application to relist its ADSs for trading on the Nasdaq Capital Market. Accordingly, on July 15, 2013, the Company’s ADSs began trading on Nasdaq.

In April 2015, the Company raised gross funds amounted to $4.0 million by means of issuing a total of 355,556 ADSs to several investors. In addition, under the share purchase agreements, the investors received unregistered warrants to purchase 177,778 ADSs (excluding warrant to purchase up to 17,978 ADSs that has been issued to placement agent). The warrants may be exercised from the six-month anniversary of the issuance date and for five years thereafter and have an exercise price of $11.25 per ADS, subject to standard adjustments as set forth therein.

c.	In February 2016 and May 2016, the Company issued total of 680,000 ordinary shares, represented by 6,800 ADSs, to a service provider, as part of the terms of a investor relationship service agreement signed in January 2016. Consequently, the Company recorded expenses amounted to $54 thousand, which representing the fair value of the ordinary shares in January 2016.

d.	On August 3, 2017, the Company held its Annual General Meeting of Shareholders, pursuant to which, inter alia, it was decided to increase the Company’s authorized share capital from 700,000,000 Ordinary Shares to 1,450,000,000 Ordinary Shares.

e.	Investment rounds:

1.	On February 17, 2017, the Company entered into a Securities Purchase Agreement (“SPA”) with Institutional Investors (“Investors”) for the sale of 1,000,000 registered ADS’s for gross proceeds of $2,500 thousand, representing a purchase price of $2.50 per ADS in a registered direct offering (“Offering”). Additionally, for each ADS purchased by Investors, the Investors received an unregistered warrant to purchase one ADS (“Warrant”). The Warrant has an exercise price of $4.10 per ADS, shall be exercisable six months following the issuance date and will expire five and one-half years from the issuance date. The closing of the Offering took place on February 23, 2017.

In addition, the Company entered into engagement agreement (“Agreement”) with an exclusive Placement Agent (“Agent”) pursuant to which at the closing of each Offering, the Company will compensate the Agent for its service under the Agreement as follows:

Cash fee equal to 7% of the aggregate gross proceeds raised in each Offering, except that in relation to any proceeds raised from certain existing shareholders of the Company participating in an Offering and listed in the Agreement (“Existing Shareholders”), the Company shall pay to the Agent a cash fee equal to 3.5% of the aggregate gross proceeds raised from such Existing Shareholders in each such Offering. In addition, the Company shall pay the Agent a cash management fee equal to 1% of the aggregate gross proceeds raised in each Offering.

▪	Warrants to purchase ADS’s equal to 5% of the aggregate number of warrants to purchase ADS’s placed in each Offering. The Warrant shall have the same terms as the warrants, if any, issued to investors in the applicable Offering. If no warrants are issued to investors in an Offering, the Warrant shall have a term of five years and an exercise price equal to 120% of the then market price of the ADS’s. The fair value of such warrants amounted to $84 thousand at the issuance date.

▪	Expense allowance equal to $35 thousand for accountable fees and expenses of HCW (other than legal) as defined in the Agreement.

The direct and incremental costs related to the aforementioned Offering under SPA amounted to approximately $429 thousand ($84 thousand related to warrants granted to Agent’s).

2.	On March 7, 2017, the Company entered into private placement transaction with existing investors pursuant to which 1,400,000 ADS’s have been issued at a purchase price of $2.00 per ADS for total gross consideration of $2,800 thousand. The direct and incremental costs related to the aforesaid transaction amounted to $64 thousand.

In addition, for each ADS’s purchased by investors, the investors will receive an unregistered warrant to purchase one ADS subject to authorized capital increase through the Company’s shareholders meeting. The warrants have a term of five and a half years, an exercise price of $2.30 per ADS and shall be exercisable on the later of the effectiveness of the authorized share increase or six months following the issuance date. The closing of the offering took place on March 22, 2017.

The exercise price of the aforementioned warrants is adjusted upon standard anti-dilution protections clauses but the number of warrants is subject to cashless exercise mechanism pursuant to which the fixed to fixed test is not met and therefore the warrants are accounted for as a non-current liability.

The Company allocated the issuance costs based on the relative value of the warrants (as calculated on the date of issuance) and the Ordinary Shares (calculated as the difference between the proceeds and the fair value of the warrants). The portion of issuance costs that related to the warrants is recognized immediately as finance expenses in the statement of comprehensive loss and the portion of issuance costs related to the Ordinary

Shares is deducted from additional-paid in capital.

Total amount of $329 thousand ($291 thousand related to the investment during February 2017 and $38 thousands related to the investment during March 2017) was recognized as finance expenses which is reflecting the portion of issuance costs that were allocated the issued warrants.

Amount of $165 thousand was deducted from additional-paid in capital as it was allocated to the Ordinary Shares.